Hartford Life Insurance Company Separate Account Two:

333-101923	The Director Choice
333-101934	Director Choice Access (Series II and IIR)
333-69485	The Director Choice (Series II and IIR)
333-45301	Director Choice Access (Series I and IR)
033-73570	The Director Choice

Product Information Notice Dated January 9, 2009

Product Information Notice Dated January 9, 2009

The Board of Trustees of the UBS Series Trust approved a Plan of Liquidation of the U.S. Allocation Portfolio (“Portfolio”). As a result, effective as of the close of business on April 24, 2009, any Contract Value allocated to the corresponding Sub-Account will be transferred to the Hartford Money Market HLS Fund Sub-Account.

Due to the liquidation of the Portfolio, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades effective as of the close of business on April 23, 2009. You may transfer some or all of your Contract Value in the affected Sub-Account to other investment options currently offered by your Contract.

Also, effective as of the close of business on April 24, 2009:

(i)            any Dollar Cost Averaging, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the affected Sub-Account will be terminated; and

(ii)           Automatic Income Programs will continue uninterrupted and will be automatically updated to reflect the Hartford Money Market HLS Fund Sub-Account unless new instructions are provided.

HV-7890